Company Overview SEPTEMBER 2013

Who is GTT? 2 GTT operates a global Tier 1 IP network with the most interconnected Ethernet service platform around the world. We provide highly reliable, scalable and secure cloud networking services. Our clients trust us to deliver solutions with simplicity, speed and agility that are unmatched by other network providers.

Global Tier 1 Network AVAILABLE CAPACITY 3 MAJOR METRO MARKETS • 200+ Points of Presence (PoPs) • 54 Major Metro Markets • 24 Countries • Juniper core • 7+ Tbps of monthly backbone traffic • Over 20 Tbps of interconnection capacity • 800+ global partners for network extensions Americas Atlanta, Boston, Chicago, Dallas, Denver, Houston, Las Vegas, Los Angeles, Miami, Montreal, New York, Philadelphia, Phoenix, Salt Lake City, San Francisco, San Jose, Seattle, Toronto, Vancouver, Washington DC Europe Amsterdam, Antwerp, Barcelona, Basel, Berlin, Bratislava, Brussels, Bucharest, Cagliari, Copenhagen, Dublin, Dusseldorf, Hamburg, Frankfurt, London, Madrid, Manchester, Marseille, Milan, Munich, Oslo, Paris, Prague, Rome, Sofia, Stockholm, Turin, Vienna, Vilnius, Warsaw, Zurich Asia Hong Kong, Singapore, Tokyo

4 Key Markets Over 2,000 enterprise, carrier and government clients worldwide IP Transit • Top 5 Interconnected Backbone* • Flexible Port Options • Fixed commitment with burst capability • Carriers, CDNs, gamers, hosting providers and enterprises Ethernet Services • Customized Configurations ‒ Ethernet Private Line ‒ Multi-Site Ethernet ‒ VPLS • Fixed commitment with burst capability • Multinational enterprises and carriers *Of 300 ranked Internet Service Providers

Cloud Networking • Private, public and hybrid cloud networks • Direct access to the world’s leading cloud computing providers • Guaranteed bandwidth with scalable capacity to support on-demand needs • Secure and reliable 5 Private Data Cloud Computing “Block” Public Utilities Head Office Branch Offices Cloud Delivery Network Single tall circuit combining Layer 2 Ethernet and Internet access

Financial Highlights 6 Notes: • Adjusted EBITDA excludes one-time and non-cash charges • Free Cash Flow defined as Adjusted EBITDA less capital expenditures Revenue Adjusted EBITDA and Free Cash Flow $64.2 $81.1 $91.2 $107.9 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2009 2010 2011 2012 2013E $4.2 $6.7 $9.0 $13.5 $3.8 $6.5 $8.4 $11.7 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 011 2012 2013E  Recurring revenue model provides stability and predictability  Increasing gross margins  Low capital expenditures result in strong free cash flow  Expect to exit 2013 with $30+ million Adjusted EBITDA run rate USD in millions USD in millions

7 Acquisitions Strategic Rationale Tinet April 2013 Global IP and Ethernet provider with over 1,000 clients and 120 PoPs in 24 countries  Became a Top 5 global Tier 1 IP network, increased Ethernet platform, expanded presence in EMEA and deepened footprint in the US nLayer Communications April 2012 Wholesale IP transit and data transport provider with over 100 clients and network in 26 cities  Began network conversion to state-of-the-art Juniper platform and expanded IP transit service portfolio Packet Exchange June 2011 Multi-national Ethernet network service provider with over 485 clients and network in 23 cities  Expanded Ethernet network depth and breath with core switching in EMEA WBS Connect December 2009 High bandwidth IP and Ethernet network provider with over 400 clients and network in 50 cities  Acquired first network assets and began the GTT Network build in the US, expanding Ethernet and IP service portfolio GII & ETT October 2006 Integrated into one public company, to become a global network integrator, reaching positive EBITDA in 3Q07  Established a global presence and deep off-net experience GTT Evolution Created a global platform with powerful cloud networking value proposition

8 Proven Acquisition Strategy Large active M&A pipeline with over 20 active opportunities Targeting and Diligence Integration Process  Focus on adding strategic network assets, expanding service offerings, adding new large clients and increasing geographic presence  Determine ability to integrate into existing operating platforms  Model based on specifically identified cost savings to be realized within 1-2 quarters  Limit purchase prices to not exceed 4x to 5x post-synergy EBITDA multiples  People ― Take best of approach ― Swiftly communicate go to market organization  Process/Systems ― Proprietary Client Management Database (“CMD”) operating platform enables rapid synergy realizations ― Transition to consolidated back office immediately  Network ― Identify and eliminate redundant network costs

9 Growth Strategy  Leader in Ethernet and IP market segments  Scale to compete  Brand awareness to drive continued organic growth  Extend a global Ethernet and IP network platform ‒ Continued geographic expansion ‒ Increasing terabits of core capacity ‒ Ubiquitous network delivery  Expand global cloud networking service portfolio ‒ Additional managed services ‒ Client portal visibility and control  Differentiate from other network providers ‒ Global scope and scale to transcend regional competitors ‒ Superior client experience for multinational clients ‒ Simplicity, speed, and agility Goal: $400 million in Revenue and $100 million in Adjusted EBITDA Strategy: Grow organically and through acquisition

Experienced Management Team

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Rick Calder
President & CEO

- CEO since May 2007
- Has held senior management roles with InPhonic, Broadwing, Winstar, Tellabs, GO Communications, and MCI
- Over 25 years telecom experience

Michael Bauer
Chief Financial Officer

- Joined GTT in January 2008
- Over 17 years finance and accounting experience
- Previous experience includes MeriStar Hospitality, Sprint, OneMain.com, and Arthur Andersen
- Certified Public Accountant

Chris McKee
General Counsel & EVP, Corporate Development

- Joined GTT in April 2008
- Over 20 years broad legal experience
- Lead on M&A activity
- Former General Counsel for StarVox
- Previous experience with Covad Communications, XO Communications and Net2000

Richard A. Steenbergen
Chief Technical Officer

- Joined GTT in April 2012
- Founder of nLayer Communications where he has served as CTO since 2002
- Responsible for strategic direction of GTT's global network
- Former Chief Scientist at ServerCentral
- Has held roles with iVMG, and AboveNet, board of NANOG

Corey Eng
Chief Marketing Officer

- Joined GTT in April 2013
- Responsible for GTT global marketing with focus on supporting the organic growth initiatives of both Americas and EMEA business units
- Has held senior management roles at Comcast, InPhonic, Nextel, Broadwing, Winstar, GO Communications, and MCI

Andy Johnson
Managing Director, EMEA Business Unit

- Joined GTT in June 2011
- Responsible for product and services portfolio, sales propositions, marketing and enterprise sales
- Former SVP Sales & Bus. Dev. at PacketExchange
- Has held senior sales roles at PSINet Europe, Level 3, 3Com and Motorola

Layne Levine
EVP, Americas Business Unit

- Joined GTT in November 2012
- 20 years experience leading sales teams
- Former SVP of Sales at Alpheus
- Experience includes SVP retail sales at Deltacom/Earthlink, COO of Airband, SVP global sales at Level 3

Geoffrey K. Hicks
SVP, Global Operations

- Joined GTT in August 2013
- Responsible for all aspects of GTT's operational requirements
- 30+ years of telecom-related network operational and engineering experience
- Has held senior management roles with Primus, E.spire, Concert, MCI Telecommunications

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Board of Directors with Deep Industry Expertise

Brian Thompson	Morgan O'Brien	Howard Janzen
▪ Chairman of GTT's Board of Directors since 2005 ▪ Served as CEO from Jan. 2005 to Oct. 2006 ▪ Has held numerous board and executive positions including Comsat, Global TeleSystems, LCI, Qwest, MCI, Axcelis, Pendrell, Penske and Sonus Networks ▪ MBA from Harvard University	▪ From 2005 to 2006 served as a Special Advisor to GTT ▪ Has held numerous board and executive positions at Nextel Communications, Inc, and Cyren Call Communications ▪ Inducted into the Washington Business Hall of Fame ▪ Serves on the board of trustees of The Field School and as a member of the Law Board of Northwestern University School of Law	▪ President & CEO of Cool Planet ▪ Previously served as CEO of One Communications, President of Sprint's Business Solutions Group, President of Sprint's Global Markets Group, President and CEO of Janzen Ventures, a private equity firm, President and CEO and Chairman of Williams Communications Group ▪ Serves on the board of directors of Sonus Networks, Vocera Communications, Anyware Mobile Solutions, a division of Macrosolve and Exanet

Rhodric Hackman	S. Joseph Bruno	Theodore B. Smith, III
▪ From 2005 to 2006 served as GTT's President and Secretary ▪ Co-founded Mercator Capital LLC, a merchant and investment bank focused on communications, media and technology ▪ Partner of Mercator Capital and its affiliates since formation ▪ Served as Co-Head of Communications & Media Investment Banking, PWC ▪ B.S. from the US Naval Academy	▪ President and CEO of Building Hope ▪ Has held executive positions at United Payors & United Providers, Coopers & Lybrand, Jurgovan & Blair, and KPMG Peat Marwick LLP ▪ Serves on the Board of DC Prep Charter School, the Center City Public Charter Schools, Georgetown University Hospital and Intergroup Service Corporation ▪ Certified Public Accountant	▪ Serves as Chairman and CEO of John Hassall, Inc., a privately held manufacturer of cold formed rivets ▪ Has held various positions in manufacturing and sales for John Hassall, including President ▪ Worked in the Institutional Equities Sales group of Bear Stearns ▪ B.A. degrees in Economics and Art from Colgate University

➢ **Rick Calder, President and CEO, is also a GTT Board member**

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GTT Stock Performance 12  GTT began trading on the NYSE Market on June 17, 2013 (formerly trading over the counter under the ticker GTLT) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13

www.gtt.net